Exhibit 99.2

CommonWealth REIT

Fourth Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

TABLE OF CONTENTS

Page/Exhibit

CORPORATE INFORMATION

Company Profile	5
Investor Information	6
Research Coverage	7

FINANCIAL INFORMATION

Key Financial Data	9
Consolidated Balance Sheets	10
Consolidated Statements of Income	11
Consolidated Statements of Cash Flows	12
Summary of Equity Investments	13
Debt Summary	14
Debt Maturity Schedule	15
Leverage Ratios, Coverage Ratios and Public Debt Covenants	16
Tenant Improvements, Leasing Costs and Capital Improvements	17
Acquisitions and Dispositions Information Since 1/1/2010	18

PORTFOLIO AND LEASING INFORMATION

Summary Results of Operations by Property Type	20
Summary Results of Operations by Major Market	21
Same Property Results of Operations by Property Type	22
Same Property Results of Operations by Major Market	23
Portfolio Summary by Property Type and Major Market	24
Leasing Summary	25
Occupancy and Leasing Analysis by Property Type and Major Market	26
Tenants Representing 1% or More of Total Rent	27
Three Year Lease Expiration Schedule by Property Type	28
Three Year Lease Expiration Schedule by Major Market	29
Portfolio Lease Expiration Schedule	30

EXHIBITS

Calculation and Reconciliation of Property Net Operating Income (NOI)	A
Calculation of EBITDA	B
Calculation of Funds from Operations (FFO)	C
Calculation of Cash Available for Distribution (CAD)	D
Calculation of Diluted Net Income, FFO and Weighted Average Common Shares Outstanding	E

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                  THE CREDIT QUALITY OF OUR TENANTS,

•                  THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•                  OUR ACQUISITIONS AND SALES OF PROPERTIES,

•                  OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY,

•                  OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•                  OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS, AND THE AMOUNT OF SUCH DISTRIBUTIONS,

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•                  THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY,

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

•                  OUR ABILITY TO RAISE EQUITY OR DEBT CAPITAL, AND

•                  OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, GOVERNMENT PROPERTIES INCOME TRUST, OR GOV, AND OUR MANAGER, REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND ITS RELATED ENTITIES AND CLIENTS,

•                  COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS, AND

•                  LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•                  THE CURRENT HIGH UNEMPLOYMENT RATE IN THE U.S. MAY CONTINUE FOR A LONG TIME OR BECOME WORSE IN THE FUTURE.  SUCH CIRCUMSTANCES MAY FURTHER REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE.  IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE BECOMES SERIOUS OR FURTHER DEPRESSED, OCCUPANCY AND OPERATING RESULTS OF OUR PROPERTIES MAY DECLINE,

•                  OUR AGREEMENTS TO ACQUIRE AND SELL PROPERTIES ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS, AND THESE TERMS AND CONDITIONS MAY NOT BE MET.  AS A RESULT, SOME OR ALL OF THESE TRANSACTIONS MAY NOT OCCUR OR MAY BE DELAYED,

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING, OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES OR PREFERRED SHARES AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•                  OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS THAT EXCEED OUR CAPITAL COSTS.  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES,

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES,

•                  IF THE AVAILIBILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE, AND

•                  THE DISTRIBUTIONS WE RECEIVE FROM OUR SHARES IN GOV MAY DECLINE, OR WE MAY BE UNABLE TO SELL OUR GOV SHARES FOR AN AMOUNT EQUAL TO OUR CARRYING VALUE OF THOSE SHARES.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS NATURAL DISASTERS OR CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR THE MARKET DEMAND FOR LEASED SPACE, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

COMPANY PROFILE

The Company:

CommonWealth REIT, or CWH, is a real estate investment trust, or REIT, which primarily owns office and industrial buildings located throughout the United States.  The majority of our properties are office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of December 31, 2010, we also owned 30.4 million square feet of industrial and other space, including 17.9 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  During the fourth quarter of 2010, we acquired 1.8 million square feet of office and industrial properties in Australia, and in the future we may expand our investments in that country.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and we are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

CWH is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of December 31, 2010, RMR managed one of the largest portfolios of publicly owned real estate in North America, including nearly 1,400 properties located in 46 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR also manages a relatively small real estate portfolio located in Australia.  RMR has approximately 650 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing CWH, RMR also manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties, and Government Properties Income Trust, or GOV, a publicly traded REIT that primarily owns buildings majority leased to government tenants located throughout the U.S.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of mutual funds which principally invests in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $18 billion as of December 31, 2010.  We believe that being managed by RMR is a competitive advantage for CWH because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to CWH at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

Two Newton Place

255 Washington Street, Suite 300

Newton, MA  02458-1634

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

NYSE Trading Symbols:

Common Stock — CWH

Preferred Stock Series C — CWH-PC

Preferred Stock Series D — CWH-PD

7.50% Senior Notes due 2019 — CWHN

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 12/31/10) (1):

Total properties	481
Total sq. ft. (000s)	64,018
Percent leased	87.7%

Portfolio Concentration by Property Type (1)(2):

	12/31/10	Q4 2010
	Sq. Ft.	NOI
Suburban Office	33.0%	39.9%
CBD Office	19.4%	33.9%
Industrial & Other	47.6%	26.2%
Total	100.0%	100.0%

Portfolio Concentration by Major Market (1)(2):

	12/31/10	Q4 2010
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.1%	12.9%
Oahu, HI	28.1%	12.7%
Metro Denver, CO	3.1%	6.5%
Metro Washington, DC	2.3%	4.7%
Metro Boston, MA	2.4%	3.6%
Other markets	56.0%	59.6%
Total	100.0%	100.0%

(1)                                  Excludes properties classified in discontinued operations.

(2)                                  We compute property net operating income, or NOI, as rental income from real estate less property operating expenses; see Exhibit A for the calculation of NOI and a reconciliation of NOI to Net Income.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

Adam D. Portnoy	David M. Lepore
President	Senior Vice President & Chief Operating Officer

John C. Popeo
Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
CommonWealth REIT Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 332-3990 (f) (617) 332-2261 (e-mail) info@cwhreit.com (website) www.cwhreit.com

Financial inquiries should be directed to John C. Popeo, Treasurer and Chief Financial Officer, at (617) 332-3990 or jpopeo@cwhreit.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Vice President of Investor Relations, at (617) 796-8222 or tbonang@cwhreit.com, or Carlynn Finn, Manager of Investor Relations, at (617) 796-8222 or cfinn@cwhreit.com.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

RESEARCH COVERAGE

Equity Research Coverage

Citigroup	RBC Capital Markets
Michael Bilerman	David Rodgers
(212) 816-1383	(440) 715-2647

Bank of America / Merrill Lynch	Raymond James
James Feldman	Paul Puryear
(212) 449-6339	(727) 573-3800

Morgan Keegan	Stifel Nicolaus
Steve Swett	John Guinee
(212) 508-7585	(443) 224-1307

JMP Securities
Mitch Germain
(212) 906-3546

Debt Research Coverage

Citigroup	Bank of America / Merrill Lynch
Thomas Cook	Thomas Truxillo
(212) 723-1112	(980) 386-5212

Credit Suisse	Wells Fargo Securities
John Giordano	Thierry Perrin
(212) 538-4935	(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Susan Madison
(212) 553-1098	(212) 438-4516

CWH is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding CWH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of CWH or its management.  CWH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

KEY FINANCIAL DATA (1)

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Shares Outstanding:
Common shares outstanding (at end of period)	72,139	72,139	64,596	64,590	55,965
Common shares outstanding (at end of period) — diluted (2)	79,437	79,437	71,894	71,888	63,263
Preferred shares outstanding (at end of period) (2)	21,180	28,180	28,180	28,180	28,180
Weighted average common shares and units outstanding — basic	72,139	65,173	64,595	56,732	55,965
Weighted average common shares and units outstanding — diluted (2)	79,437	72,471	71,893	64,030	63,263

Common Share Data:
Price at end of period	$25.51	$25.60	$24.84	$31.12	$25.88
High during period	$26.70	$28.00	$33.00	$32.56	$30.20
Low during period	$23.85	$22.89	$24.60	$25.24	$24.16
Annualized dividends paid per share (3)	$2.00	$2.00	$1.92	$1.92	$1.92
Annualized dividend yield (at end of period) (3)	7.8%	7.8%	7.7%	6.2%	7.4%
Annualized funds from operations (FFO) multiple	7.2x	6.9x	6.7x	7.5x	5.9x
Annualized cash available for distribution (CAD) multiple	17.0x	9.8x	8.4x	9.0x	9.7x

Selected Balance Sheet Data:
Total assets	$6,588,520	$6,373,775	$6,205,018	$6,234,751	$6,121,321
Total liabilities	$3,456,830	$3,059,930	$3,096,495	$3,084,814	$3,232,255
Gross book value of real estate assets (4)	$6,872,423	$6,732,706	$6,756,344	$6,624,862	$6,625,390
Equity investments (book value)	$171,464	$173,721	$166,626	$173,619	$158,822
Total debt / gross book value of real estate assets, plus equity investments (4)	45.5%	40.9%	41.6%	42.4%	44.1%

Book Capitalization:
Total debt	$3,206,066	$2,826,691	$2,879,274	$2,880,928	$2,992,650
Plus: total stockholders’ equity	3,131,690	3,313,845	3,108,523	3,149,937	2,889,066
Total book capitalization	$6,337,756	$6,140,536	$5,987,797	$6,030,865	$5,881,716
Total debt / total book capitalization	50.6%	46.0%	48.1%	47.8%	50.9%

Market Capitalization:
Total debt (book value)	$3,206,066	$2,826,691	$2,879,274	$2,880,928	$2,992,650
Plus: market value of preferred shares (at end of period)	477,372	662,950	595,043	625,863	563,722
Plus: market value of common shares (at end of period)	1,840,258	1,846,750	1,604,565	2,010,041	1,448,374
Total market capitalization	$5,523,696	$5,336,391	$5,078,882	$5,516,832	$5,004,746
Total debt / total market capitalization	58.0%	53.0%	56.7%	52.2%	59.8%

Selected Income Statement Data (5):
Rental income	$202,998	$218,035	$213,966	$213,626	$213,339
Property net operating income (NOI) (6)	$117,805	$124,313	$124,819	$124,052	$124,073
EBITDA (7)	$120,247	$118,652	$119,852	$119,788	$119,765
NOI margin (8)	58.0%	57.0%	58.3%	58.1%	58.2%
Net income (loss)	$22,304	$65,810	$9,998	$37,297	$(10,253)
Preferred distributions	$(9,732)	$(12,667)	$(12,667)	$(12,667)	$(12,667)
Excess redemption price paid over carrying value of preferred shares	$(5,921)	$—	$—	$—	$—
Net income (loss) available for common shareholders	$6,651	$53,143	$(2,669)	$24,630	$(22,920)
FFO (9)	$73,543	$73,409	$72,870	$72,625	$75,298
FFO available for common shareholders (9)	$63,811	$60,742	$60,203	$59,958	$62,631
CAD (10)	$27,051	$42,733	$47,494	$49,151	$37,437
Common distributions paid	$36,069	$32,298	$31,007	$26,863	$26,863

Per Share Data (2):
Net income (loss) available for common shareholders — basic and diluted	$0.09	$0.82	$(0.04)	$0.43	$(0.41)
FFO available for common shareholders — basic (9)	$0.88	$0.93	$0.93	$1.06	$1.12
FFO available for common shareholders — diluted (2) (9)	$0.88	$0.92	$0.92	$1.03	$1.09
CAD (10)	$0.37	$0.66	$0.74	$0.87	$0.67
Common distributions paid (3)	$0.50	$0.50	$0.48	$0.48	$0.48
FFO payout ratio (3)	56.5%	53.2%	51.5%	44.8%	42.9%
CAD payout ratio	133.3%	75.6%	65.3%	54.7%	71.8%

Coverage Ratios:
EBITDA (7) / interest expense	2.6x	2.6x	2.6x	2.6x	2.7x
EBITDA (7) / interest expense and preferred distributions	2.2x	2.0x	2.0x	2.0x	2.1x

(1)                                  Amounts have been adjusted, where applicable, for a 1 for 4 reverse stock split that was effective on 7/1/10.

(2)                                  As of 12/31/2010, we had 15,180 preferred shares outstanding that were convertible into 7,298 common shares.  See Exhibit E for calculations of diluted net income, funds from operations, or FFO, and weighted average common shares outstanding.

(3)                                  The amounts stated are based on the amounts paid during the periods.

(4)                                  Gross book value of real estate assets is real estate properties, at cost, including acquisition costs and purchase price allocations, less impairment writedowns, if any.

(5)                                  Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from continuing operations during the third quarter of 2010 and 55 properties reclassified from continuing operations during the fourth quarter of 2010.

(6)                                  Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(7)                                  See Exhibit B for calculation of EBITDA.

(8)                                  NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(9)                                  See Exhibit C for calculation of FFO and FFO available for common shareholders.

(10)                            See Exhibit D for calculation of CAD.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of December 31,
	2010	2009
ASSETS
Real estate properties:
Land	$1,339,133	$1,237,808
Buildings and improvements	5,018,125	5,085,873
	6,357,258	6,323,681
Accumulated depreciation	(850,261)	(884,421)
	5,506,997	5,439,260
Properties held for sale	114,426	8,263
Acquired real estate leases, net	233,913	166,453
Equity investments	171,464	158,822
Cash and cash equivalents	194,040	18,204
Restricted cash	5,082	11,662
Rents receivable, net of allowance for doubtful accounts of $12,550 and $10,945, respectively	191,237	194,358
Other assets, net	171,361	124,299
Total assets	$6,588,520	$6,121,321

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$110,000
Senior unsecured debt, net	2,854,540	2,258,466
Mortgage notes payable, net	351,526	624,184
Other liabilities related to properties held for sale	1,492	14
Accounts payable and accrued expenses	123,823	103,608
Acquired real estate lease obligations, net	65,940	47,348
Distributions payable	—	26,863
Rent collected in advance	27,988	30,366
Security deposits	22,523	23,097
Due to affiliates	8,998	8,309
Total liabilities	3,456,830	3,232,255

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; zero and 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	—	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 72,138,686 and 55,965,061 shares issued and outstanding, respectively	721	560
Additional paid in capital	3,348,849	2,925,845
Cumulative net income	2,372,337	2,236,928
Cumulative common distributions	(2,675,956)	(2,576,582)
Cumulative preferred distributions	(432,252)	(382,596)
Cumulative other comprehensive income	4,706	2,547
Total shareholders’ equity	3,131,690	2,889,066
Total liabilities and shareholders’ equity	$6,588,520	$6,121,321

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Rental income (1)	$202,998	$193,660	$793,370	$770,941

Expenses:
Operating expenses	85,193	80,876	333,889	323,255
Depreciation and amortization	72,993	44,706	207,884	177,019
General and administrative	10,921	9,870	39,646	36,575
Acquisition related costs	18,588	2,011	21,560	4,298
Total expenses	187,695	137,463	602,979	541,147

Operating income	15,303	56,197	190,391	229,794

Interest and other income	1,022	355	3,159	1,194
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $1,890, $1,516, $7,150 and $6,124, respectively)	(45,926)	(41,908)	(179,642)	(166,855)
Loss on asset impairment	(9,320)	(11,699)	(30,811)	(11,699)
(Loss) gain on early extinguishment of debt	—	—	(796)	20,686
Equity in earnings of investees	1,821	2,728	8,464	6,546
Gain on issuance of shares by an equity investee	—	—	34,808	—
Gain on sale of properties	—	—	34,336	—
Gain on asset acquisition	20,392	—	20,392	—
(Loss) income from continuing operations before income tax expense	(16,708)	5,673	80,301	79,666
Income tax expense	(221)	(217)	(550)	(735)
(Loss) income from continuing operations	(16,929)	5,456	79,751	78,931
Discontinued operations:
Income from discontinued operations (1)	4,486	4,498	16,591	26,793
Loss on asset impairment	(98,453)	(20,183)	(98,453)	(20,183)
Loss on early extinguishment of debt	—	—	(248)	—
Net gain (loss) on sale of properties	133,200	(24)	137,768	79,133
Net income (loss)	22,304	(10,253)	135,409	164,674
Preferred distributions	(9,732)	(12,667)	(47,733)	(50,668)
Excess redemption price paid over carrying value of preferred shares	(5,921)	—	(5,921)	—
Net income (loss) available for common shareholders	$6,651	$(22,920)	$81,755	$114,006

Weighted average common shares outstanding — basic	72,139	55,965	64,703	56,055

Weighted average common shares outstanding — diluted (2)	79,437	63,263	72,001	63,353

Earnings per common share:
(Loss) income from continuing operations available for common shareholders — basic and diluted (2)	$(0.45)	$(0.13)	$0.40	$0.50
Income (loss) from discontinued operations — basic and diluted (2)	$0.54	$(0.28)	$0.86	$1.53
Net income (loss) available for common shareholders — basic and diluted (2)	$0.09	$(0.41)	$1.26	$2.03

Additional Data:
General and administrative expenses / rental income	5.38%	5.10%	5.00%	4.74%
General and administrative expenses / total assets (at end of period)	0.17%	0.16%	0.60%	0.60%

Continuing Operations:
Non cash straight line rent adjustments (1)	$3,921	$6,371	$11,414	$12,849
Lease value amortization (1)	$(2,127)	$(1,797)	$(6,887)	$(8,965)
Lease termination fees included in rental income	$270	$198	$2,109	$1,191
Capitalized interest expense	$—	$—	$—	$—

Discontinued Operations:
Non cash straight line rent adjustments (1)	$216	$73	$786	$519
Lease value amortization (1)	$(110)	$(165)	$(561)	$(1,075)
Lease termination fees included in rental income	$—	$—	$—	$72

(1)                                  We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)                                  As of 12/31/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.  See Exhibit E for calculations of diluted net income and weighted average common shares outstanding.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Year Ended
	12/31/2010	12/31/2009
Cash flows from operating activities:
Net income	$135,409	$164,674
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	180,619	155,341
Net amortization of debt discounts, premiums and deferred financing fees	7,534	6,782
Amortization of acquired real estate leases	34,032	35,174
Other amortization	16,324	15,206
Loss on asset impairment	129,264	31,882
Loss (gain) on early extinguishment of debt	1,044	(20,686)
Equity in earnings of investees	(8,464)	(6,546)
Gain on issuance of shares by an equity investee	(34,808)	—
Distributions of earnings from investees	8,465	4,975
Net gain on sale of properties	(172,104)	(79,133)
Gain on asset acquisition	(20,392)	—
Change in assets and liabilities:
Decrease (increase) in restricted cash	6,580	(825)
Increase in rents receivable and other assets	(34,675)	(19,018)
Increase in accounts payable and accrued expenses	3,104	2,797
(Decrease) increase in rent collected in advance	(1,200)	2,983
Increase in security deposits	719	5,162
Increase (decrease) in due to affiliates	683	(1,764)
Cash provided by operating activities	252,134	297,004

Cash flows from investing activities:
Real estate acquisitions and improvements	(972,913)	(665,410)
Proceeds from investment in marketable pass through certificates	8,000	—
Investment in marketable pass through certificates	—	(6,760)
Proceeds from sale of properties, net	603,800	212,048
Distributions in excess of earnings from investees	7,654	—
Investment in Affiliates Insurance Company	(76)	(5,133)
Cash used in investing activities	(353,535)	(465,255)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	430,778	—
Redemption of preferred shares	(175,000)	—
Repurchase and retirement of common shares	—	(14,486)
Repurchase and retirement of outstanding debt securities	—	(88,251)
Proceeds from borrowings	1,828,632	1,082,000
Payments on borrowings	(1,618,101)	(632,059)
Deferred financing fees	(13,055)	(17,721)
Distributions to common shareholders	(126,237)	(107,878)
Distributions to preferred shareholders	(49,656)	(50,668)
Purchase of noncontrolling equity interest	(2,500)	—
Cash provided by financing activities	274,861	170,937

Effect of exchange rate changes on cash	2,376	—

Increase in cash and cash equivalents	175,836	2,686
Cash and cash equivalents at beginning of period	18,204	15,518
Cash and cash equivalents at end of period	$194,040	$18,204

Supplemental cash flow information:
Interest paid	$173,221	$166,771
Taxes paid	$690	$711

Non-cash investing activities:
Real estate acquisitions	$—	$(9,078)
Investment in real estate mortgage receivable	(8,288)	—
Net assets transferred to Government Properties Income Trust	—	395,317
Working capital acquired	1,153	—

Non-cash financing activities:
Issuance of common shares	$896	$628
Assumption of mortgage notes payable	—	9,069
Secured credit facility and related deferred financing fees transferred to Government Properties Income Trust	—	(243,199)
Common distributions declared	(26,863)	26,863

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

SUMMARY OF EQUITY INVESTMENTS

(dollars in thousands)

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Common shares owned by CWH:
Government Properties Income Trust (1)	9,950,000	9,950,000	9,950,000	9,950,000	9,950,000
Affiliates Insurance Company	20,000	20,000	20,000	20,000	20,000

Percent owned by CWH:
Government Properties Income Trust (1)	24.6%	24.6%	31.8%	31.8%	46.3%
Affiliates Insurance Company	14.3%	14.3%	14.3%	14.3%	14.3%

Percent of CWH’s total assets (book value):
Government Properties Income Trust (1)	2.5%	2.6%	2.6%	2.7%	2.5%
Affiliates Insurance Company	0.1%	0.1%	0.1%	0.1%	0.1%
Total	2.6%	2.7%	2.7%	2.8%	2.6%

Carrying book value on CWH’s balance sheet:
Government Properties Income Trust (1)	$166,388	$168,663	$161,634	$168,627	$153,822
Affiliates Insurance Company	5,076	5,058	4,992	4,992	5,000
Total	$171,464	$173,721	$166,626	$173,619	$158,822

Market value of shares owned by CWH:
Government Properties Income Trust (1)	$266,561	$265,665	$253,924	$258,800	$228,651
Affiliates Insurance Company	N/A	N/A	N/A	N/A	N/A
Total	$266,561	$265,665	$253,924	$258,800	$228,651

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Equity in earnings (loss) of investees:
Government Properties Income Trust (1)	$1,805	$2,729	$8,465	$6,679
Affiliates Insurance Company	16	(1)	(1)	(133)
	$1,821	$2,728	$8,464	$6,546

EBITDA from investees:
Government Properties Income Trust (1)	$5,303	$5,565	$19,520	$12,447
Affiliates Insurance Company	16	(21)	(1)	(153)
	$5,319	$5,544	$19,519	$12,294

FFO from investees:
Government Properties Income Trust (1)	$4,747	$4,861	$17,411	$10,778
Affiliates Insurance Company	16	(21)	(1)	(153)
	$4,763	$4,840	$17,410	$10,625

Cash distributions from investees:
Government Properties Income Trust (1)	$4,080	$4,975	$16,119	$4,975
Affiliates Insurance Company	—	—	—	—
	$4,080	$4,975	$16,119	$4,975

(1)                                  In January 2010, Government Properties Income Trust, or GOV, issued 9,775,000 common shares in a public offering for $21.50 per common share, raising net proceeds of approximately $199,300.  As a result of this transaction, our ownership percentage in GOV was reduced from 46.3% prior to this transaction to 31.8% after this transaction, and since GOV issued shares at a price per share above our carrying value per share, we recognized a gain of $16,418.  In August 2010, GOV issued 9,200,000 common shares in a public offering for $25.00 per common share, raising net proceeds of approximately $219,900.  As a result of this transaction, our ownership percentage in GOV was reduced from 31.8% prior to this transaction to 24.6% after this transaction, and since GOV issued shares at a price per share above our carrying value per share, we recognized a gain of $18,390.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal		Maturity	Due at	Years to
		Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt	One property in Milwaukee, WI	7.435%	7.000%	$29,421		6/1/2011	$29,188	0.4
Secured debt	One property in Bannockburn, IL	8.050%	5.240%	23,466		6/1/2012	22,719	1.4
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	4,795		10/11/2012	4,507	1.8
Secured debt	One property in Macon, GA	4.950%	6.280%	12,940		5/11/2014	11,930	3.4
Secured debt	One property in St. Cloud, MN	5.990%	5.990%	8,793		2/1/2015	7,580	4.1
Secured debt	One property in Lenexa, KS	5.760%	7.000%	8,172		5/1/2016	6,116	5.3
Secured debt	One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	5.4
Secured debt	One property in Birmingham, AL	7.360%	5.610%	12,196		8/1/2016	9,333	5.6
Secured debt	One property in Philadelphia, PA (2)	2.885%	5.660%	175,000		12/2/2019	160,710	8.9
Secured debt	One property in North Haven, CT	6.750%	5.240%	4,307		3/1/2022	—	11.2
Secured debt	One property in Morgan Hill, CA	6.140%	8.000%	14,357		1/5/2023	—	12.0
Secured debt	One property in East Windsor, CT	5.710%	5.240%	8,367		3/1/2026	—	15.2
Secured debt	Two properties in Morgan Hill, CA	6.060%	8.000%	13,392		11/10/2027	—	16.9
Total / weighted average secured fixed rate debt		4.742%	6.247%	$356,806			$291,077	7.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 200 bps) (3)		2.270%	2.270%	$—		8/8/2013	$—	2.6
Term loan (LIBOR + 200 bps) (4)		2.270%	2.270%	400,000		12/15/2015	400,000	5.0
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (5)		0.902%	0.902%	168,219		3/16/2011	168,219	0.2
Total / weighted average unsecured floating rate debt		1.865%	1.865%	$568,219			$568,219	3.6

Unsecured Fixed Rate Debt:
Senior notes due 2012		6.950%	7.179%	150,680		4/1/2012	150,680	1.3
Senior notes due 2013		6.500%	6.693%	190,980		1/15/2013	190,980	2.0
Senior notes due 2014		5.750%	5.828%	244,655		2/15/2014	244,655	3.1
Senior notes due 2015		6.400%	6.601%	186,000		2/15/2015	186,000	4.1
Senior notes due 2015		5.750%	5.790%	250,000		11/1/2015	250,000	4.8
Senior notes due 2016		6.250%	6.470%	400,000		8/15/2016	400,000	5.6
Senior notes due 2017		6.250%	6.279%	250,000		6/15/2017	250,000	6.5
Senior notes due 2018		6.650%	6.768%	250,000		1/15/2018	250,000	7.0
Senior notes due 2019		7.500%	7.863%	125,000		11/15/2019	125,000	8.9
Senior notes due 2020		5.875%	6.166%	250,000		9/15/2020	250,000	9.7
Total / weighted average unsecured fixed rate debt		6.292%	6.458%	$2,297,315			$2,297,315	5.4

Total / weighted average unsecured debt		5.414%	5.547%	$2,865,534			$2,865,534	5.1

Summary Debt:
Total / weighted average secured fixed rate debt		4.742%	6.247%	$356,806			$291,077	7.3
Total / weighted average unsecured floating rate debt		1.865%	1.865%	568,219			568,219	3.6
Total / weighted average unsecured fixed rate debt		6.292%	6.458%	2,297,315			2,297,315	5.4
Total / weighted average debt		5.340%	5.624%	$3,222,340	(6)		$3,156,611	5.3

(1)   Includes the effect of interest rate protection and mark to market accounting for certain mortgages, and discounts on unsecured notes. Excludes effects of offering and transaction costs.

(2)   Interest is payable at a spread over LIBOR but has been fixed through December 1, 2016 under a cash flow hedge which sets the rate at approximately 5.66%.  No principal repayment is required for the first three years, after which the loan will be amortized on a 30 year direct reduction basis until maturity.  Coupon represents floating interest rate at 12/31/2010.

(3)   Represents amounts outstanding on CWH’s $750 million revolving credit facility at 12/31/2010.  Interest rate at 12/31/2010.

(4)   In December 2010, CWH entered a five year $400 million unsecured term loan that matures on December 15, 2015.  Interest paid under the term loan is set at LIBOR plus 200 bps, subject to adjustment based on CWH’s credit ratings.  Interest rate at 12/31/2010.

(5)   The notes became prepayable, at par, on September 16, 2006.  Interest rate at 12/31/2010.

(6)   Total debt as of 12/31/2010, net of unamortized premiums and discounts, was $3,206,066.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Unsecured	Unsecured	Secured		Weighted
	Floating	Fixed	Fixed Rate		Average
Year	Rate Debt	Rate Debt	Debt	Total (1)	Interest Rate
2011	$168,219	$—	$33,631	$201,850	2.0%
2012	—	150,680	31,492	182,172	7.0%
2013	—	190,980	5,779	196,759	6.5%
2014	—	244,655	17,876	262,531	5.7%
2015	400,000	436,000	13,543	849,543	4.3%
2016	—	400,000	59,768	459,768	6.2%
2017	—	250,000	4,939	254,939	6.2%
2018	—	250,000	5,283	255,283	6.6%
2019	—	125,000	166,359	291,359	6.5%
2020 and thereafter	—	250,000	18,136	268,136	5.9%
Total	$568,219	$2,297,315	$356,806	$3,222,340	5.5%

Percent	17.6%	71.3%	11.1%	100.0%

(1)   Total debt as of 12/31/2010, net of unamortized premiums and discounts, was $3,206,066.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Leverage Ratios:

Total debt / total assets	48.7%	44.3%	46.4%	46.2%	48.9%
Total debt / gross book value of real estate assets (1)	46.7%	42.0%	42.6%	43.5%	45.2%
Total debt / gross book value of real estate assets, plus equity investments (1)	45.5%	40.9%	41.6%	42.4%	44.1%
Total debt / total book capitalization	50.6%	46.0%	48.1%	47.8%	50.9%
Total debt / total market capitalization	58.0%	53.0%	56.7%	52.2%	59.8%
Secured debt / total assets	5.3%	5.5%	10.0%	10.0%	10.2%
Variable rate debt / total debt	17.7%	6.0%	5.8%	5.8%	9.3%
Variable rate debt / total assets	8.6%	2.6%	2.7%	2.7%	4.5%

Coverage Ratios:

EBITDA / interest expense	2.6x	2.6x	2.6x	2.6x	2.7x
EBITDA / interest expense + preferred distributions	2.2x	2.0x	2.0x	2.0x	2.1x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	42.7%	39.1%	40.5%	40.7%	43.1%
Secured debt / adjusted total assets (maximum 40%)	4.7%	4.9%	8.7%	8.8%	9.0%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.5x	2.7x	2.6x	2.6x	2.6x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	240.2%	265.8%	259.6%	258.7%	240.9%

(1)   Gross book value of real estate assets is real estate properties, at cost, including properties held for sale, plus purchase price allocations and acquisition costs less impairment writedowns, if any.

(2)   Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on acquisitions and sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Tenant improvements (TI)	$14,807	$9,803	$7,950	$7,212	$11,614
Leasing costs (LC) (1)	11,069	5,749	4,788	4,364	4,818
Total TI and LC	25,876	15,552	12,738	11,576	16,432

Building improvements (2)	10,447	2,918	943	760	6,289
Development, redevelopment and other activities (3)	8,738	5,942	7,392	679	5,431
Total capital improvements, including TI and LC	$45,061	$24,412	$21,073	$13,015	$28,152

Sq. ft. beginning of period (4)	66,585	67,576	66,925	66,917	66,159
Sq. ft. end of period (4)	67,744	66,585	67,576	66,925	66,917
Average sq. ft. during period (4)	67,165	67,081	67,251	66,921	66,538

Building improvements per average sq. ft. during period	$0.16	$0.04	$0.01	$0.01	$0.09

(1)   Reflects reclassifications during the prior quarters to conform to the current quarter presentation.

(2)   Building improvements generally include construction costs, expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(3)   Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

(4)   Square feet includes properties held for sale at the end of each period.

CommonWealth REIT

Supplemental Operating and Financial Data

ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/2010

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
		Suburban Office/				Purchase		Remaining
Date		CBD Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial & Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant
Apr-10	Denver, CO	Suburban Office	1	248	$75,000	$302.42	10.5%	18.0	100.0%	RE/MAX Realty
Apr-10	Colorado Springs, CO	Suburban Office	1	77	10,800	140.26	11.6%	4.7	100.0%	EMC Corporation
Jun-10	Ann Arbor, MI	Suburban Office	2	410	65,200	159.02	9.4%	7.6	88.0%	Thompson Reuters
Jun-10	Carson, CA	Suburban Office	2	212	27,925	131.72	9.6%	6.2	100.0%	Northrop Grumman
Jul-10	Stafford, VA	Suburban Office	2	118	18,750	158.90	10.9%	2.8	90.4%	Ocean Systems Engineering Corporation
Aug-10	Milwaukee, WI	CBD Office	1	432	80,200	185.65	8.7%	4.3	93.0%	Michael Best & Friedrich, LLP
Aug-10	Monterey, CA	Industrial & Other	7	NM	28,000	NM	10.1%	16.0	100.0%	The Wine Group
Sep-10	Greensboro, NC	CBD Office	1	324	44,650	137.81	9.4%	5.0	85.5%	Wells Fargo Bank
Oct-10	Various locations in Australia	Industrial & Other	10	1,435	84,778	59.08	11.4%	4.7	90.0%	Simon Transport Propriety Limited
Oct-10	Carson, CA	Suburban Office	3	190	22,650	119.21	9.6%	6.0	100.0%	Northrop Grumman
Oct-10	Chicago, IL	Suburban Office	2	631	96,250	152.54	8.6%	7.3	90.1%	Wilson Sporting Goods Co.
Dec-10	Birmingham, AL	Suburban Office	7	904	92,500	102.32	9.7%	4.5	95.1%	The Southern Company
Dec-10	Folsom, CA	Suburban Office	1	96	32,250	335.94	9.1%	9.3	100.0%	Micron Technology, Inc.
Dec-10	Sydney, Australia	CBD Office	1	314	191,060	608.47	8.7%	9.3	100.0%	Telstra Corporation Limited
Jan-11	Boca Raton, FL	Suburban Office	3	640	171,000	267.19	9.7%	12.8	100.0%	Office Depot, Inc.
Jan-11	Columbia, SC	Suburban Office	1	115	12,025	104.57	9.4%	4.8	98.9%	Palmetto Health
Jan-11	Chelmsford, MA	Suburban Office	1	98	10,000	102.04	9.3%	5.2	100.0%	Comcast Corporation
Feb-11	Montvale, NJ	Suburban Office	1	119	20,600	173.11	11.1%	6.4	100.0%	Thomson Medical
	Total / Weighted Average		47	6,363	$1,083,638	$170.30	9.5%	8.6	93.9%

Dispositions:

									Sale Price
								Original	Multiple	Estimated
		Suburban Office/				Original	Sale	Purchase	of Original	Book
Date		CBD Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain (Loss)
Sold	Location	Industrial & Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale (5)
Jun-10	Safford, AZ	Suburban Office	1	38	$12,559	$3,287	$330.50	$86.50	3.8x	$4,543
Jun-10	Kansas City, KS	CBD Office	1	171	13,112	5,400	76.68	31.58	2.4x	3,984
Jun-10	Stoneham, MA	Suburban Office	1	98	14,709	9,195	150.09	93.83	1.6x	2,977
Jul-10	Tucson, AZ	Suburban Office	1	34	2,884	3,954	84.82	116.29	0.7x	(239)
Jul-10	San Diego, CA	Suburban Office	1	142	16,482	17,659	116.07	124.36	0.9x	(1,676)
Jul-10	Savannah, GA	Suburban Office	1	36	3,348	2,808	93.00	78.00	1.2x	518
Jul-10	Minneapolis, MN	CBD Office	1	200	23,231	18,817	116.16	94.09	1.2x	3,923
Jul-10	Albuquerque, NM	Suburban Office	1	29	2,394	2,552	82.55	88.00	0.9x	225
Aug-10	Washington, DC	CBD Office	1	154	51,503	36,109	334.44	234.47	1.4x	16,188
Aug-10	Boston, MA	CBD Office	1	133	23,813	15,164	179.05	114.02	1.6x	5,426
Sep-10	Oklahoma City, OK	CBD Office	1	186	8,302	24,586	44.63	132.18	0.3x	(195)
Sep-10	Riverdale, MD	Suburban Office	1	337	41,731	47,534	123.83	141.05	0.9x	(678)
Sep-10	Columbia, SC	Suburban Office	1	58	3,190	5,688	55.00	98.07	0.6x	(33)
Sep-10	Columbia, SC	Suburban Office	1	51	3,927	3,993	77.00	78.29	1.0x	37
Sep-10	Memphis, TN	CBD Office	1	205	9,815	22,000	47.88	107.32	0.4x	(664)
Sep-10	Irondequoit, NY	Suburban Office	1	310	9,750	19,000	31.45	61.29	0.5x	4,568
Nov-10	Cleveland, OH	Industrial & Other	1	168	700	8,431	4.17	50.18	0.1x	(72)
Nov-10	Los Angeles, CA	CBD Office	1	165	112,330	54,166	680.79	328.28	2.1x	70,807
Nov-10	Los Angeles, CA	CBD Office	1	166	114,070	54,275	687.17	326.96	2.1x	72,254
Dec-10	Horsham, PA	Suburban Office	1	50	5,501	4,270	110.02	85.40	1.3x	1,726
Dec-10	Eagan, MN	Suburban Office	1	141	16,880	14,200	119.72	100.71	1.2x	2,658
Dec-10	Austin, TX	Suburban Office	1	30	5,360	5,561	178.67	185.37	1.0x	(19)
Dec-10	Phoenix, AZ	CBD Office	1	126	11,472	18,250	91.05	144.84	0.6x	(5,222)
Dec-10	Albuquerque, NM	Suburban Office	1	80	3,479	4,180	43.49	52.25	0.8x	(136)
Dec-10	Albuquerque, NM	Suburban Office	1	71	3,338	4,370	47.01	61.55	0.8x	(732)
Dec-10	Albuquerque, NM	Suburban Office	1	28	705	1,710	25.18	61.07	0.4x	(703)
Dec-10	Albuquerque, NM	Suburban Office	1	145	3,809	8,740	26.27	60.28	0.4x	(3,157)
Dec-10	Mansfield, MA	Suburban Office	1	125	12,366	13,535	98.93	108.28	0.9x	(1,693)
Dec-10	Mansfield, MA	Suburban Office	1	107	10,438	12,562	97.55	117.40	0.8x	(2,477)
Dec-10	Mansfield, MA	Suburban Office	1	83	8,322	10,188	100.27	122.75	0.8x	(1,847)
Dec-10	Albuquerque, NM	Suburban Office	1	244	29,386	32,116	120.43	131.62	0.9x	3,791
Dec-10	Albuquerque, NM	Suburban Office	1	48	4,044	7,884	84.25	164.25	0.5x	(1,530)
Dec-10	Solon, OH	Industrial & Other	1	125	2,821	4,003	22.57	32.02	0.7x	(1,757)
Dec-10	Pittsburgh, PA	Suburban Office	1	132	9,921	8,396	75.16	63.61	1.2x	1,290
Dec-10	Columbia, SC	Suburban Office	1	50	5,266	5,670	105.32	113.40	0.9x	247
Dec-10	Wallingford, CT	Suburban Office	1	32	3,714	3,812	116.06	119.13	1.0x	(14)
Dec-10	Columbia, SC	Industrial & Other	1	54	4,702	5,000	87.07	92.59	0.9x	115
Dec-10	Cromwell, CT	Suburban Office	1	65	6,206	6,850	95.48	105.38	0.9x	(329)
Jan-11	Boston, MA	CBD Office	1	99	28,446	14,492	287.33	146.38	2.0x	11,500
Jan-11	Austin, TX	Suburban Office	1	66	7,053	4,588	106.86	69.52	1.5x	900
Jan-11	King of Prussia, PA	Suburban Office	1	31	3,949	3,500	127.39	112.90	1.1x	500
Jan-11	Greensburg, PA	Industrial & Other	1	235	13,306	7,675	56.62	32.66	1.7x	5,200
Jan-11	Manchester, NH	Suburban Office	1	211	25,343	22,000	120.11	104.27	1.2x	7,500
Jan-11	Atlanta, GA	Suburban Office	1	95	17,773	11,259	187.08	118.52	1.6x	8,900
Feb-11	Adairsville, GA	Industrial & Other	1	101	2,275	4,144	22.52	41.03	0.5x	(50)
	Total		45	5,255	$713,725	$593,573	$135.82	$112.95	1.2x	$206,554

(1)                                  Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)                                  Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)                                  Average remaining lease term based on rental income as of the date acquired.

(4)                                  Percent leased as of the date acquired.

(5)                                  Excludes deferred gains related to CWH’s ownership of GOV.  Gains on properties sold in January 2011 are estimated and are subject to change.

PORTFOLIO AND LEASING INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Number of Properties:

Suburban Office	266	261	266	261
CBD Office	37	40	37	40
Industrial & Other	178	161	178	161
Total	481	462	481	462

Square Feet (2):

Suburban Office	21,164	19,269	21,164	19,269
CBD Office	12,413	12,399	12,413	12,399
Industrial & Other	30,441	28,979	30,441	28,979
Total	64,018	60,647	64,018	60,647

Percent Leased (3):

Suburban Office	82.8%	82.6%	82.8%	82.6%
CBD Office	87.9%	87.6%	87.9%	87.6%
Industrial & Other	91.1%	93.5%	91.1%	93.5%
Total	87.7%	88.8%	87.7%	88.8%

Rental Income (4):

Suburban Office	$84,187	$81,277	$335,060	$340,836
CBD Office	76,774	76,136	305,488	288,821
Industrial & Other	42,037	36,247	152,822	141,284
Total	$202,998	$193,660	$793,370	$770,941

Property Net Operating Income (NOI) (5):

Suburban Office	$47,050	$46,285	$189,151	$195,380
CBD Office	39,960	40,151	158,552	150,041
Industrial & Other	30,795	26,348	111,778	102,265
Total	$117,805	$112,784	$459,481	$447,686

NOI Margin (6):

Suburban Office	55.9%	56.9%	56.5%	57.3%
CBD Office	52.0%	52.7%	51.9%	51.9%
Industrial & Other	73.3%	72.7%	73.1%	72.4%
Total	58.0%	58.2%	57.9%	58.1%

(1)           Excludes properties classified in discontinued operations.  Prior periods have been restated to reflect one property reclassified from continuing operations during the third quarter of 2010 and 55 properties reclassified from continuing operations during the fourth quarter of 2010.

(2)           Prior periods exclude space remeasurements made during the current period.

(3)           Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4)           Includes some triple net lease rental income.

(5)           Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)           NOI margin is defined as NOI as a percentage of rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Number of Properties:
Metro Philadelphia, PA	17	17	17	17
Oahu, HI	57	57	57	57
Metro Denver, CO	8	7	8	7
Metro Washington, DC	15	15	15	15
Metro Boston, MA	12	14	12	14
Other markets	372	352	372	352
Total	481	462	481	462

Square Feet (2):
Metro Philadelphia, PA	5,211	5,204	5,211	5,204
Oahu, HI	17,914	17,914	17,914	17,914
Metro Denver, CO	2,013	1,760	2,013	1,760
Metro Washington, DC	1,495	1,869	1,495	1,869
Metro Boston, MA	1,559	1,790	1,559	1,790
Other markets	35,826	32,110	35,826	32,110
Total	64,018	60,647	64,018	60,647

Percent Leased (3):
Metro Philadelphia, PA	82.6%	83.6%	82.6%	83.6%
Oahu, HI	95.4%	95.3%	95.4%	95.3%
Metro Denver, CO	90.8%	89.2%	90.8%	89.2%
Metro Washington, DC	84.3%	87.4%	84.3%	87.4%
Metro Boston, MA	83.7%	87.0%	83.7%	87.0%
Other markets	84.8%	86.2%	84.8%	86.2%
Total	87.7%	88.8%	87.7%	88.8%

Rental Income (4):
Metro Philadelphia, PA	$30,557	$30,372	$122,116	$122,144
Oahu, HI	19,539	17,926	73,996	72,548
Metro Denver, CO	11,309	9,462	42,256	28,015
Metro Washington, DC	8,785	12,803	45,811	58,746
Metro Boston, MA	7,961	9,476	35,121	39,135
Other markets	124,847	113,621	474,070	450,353
Total	$202,998	$193,660	$793,370	$770,941

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,192	$15,160	$60,961	$62,338
Oahu, HI	14,978	13,265	55,547	54,863
Metro Denver, CO	7,648	5,373	28,165	16,818
Metro Washington, DC	5,576	8,050	28,407	36,578
Metro Boston, MA	4,293	5,033	18,214	20,319
Other markets	70,118	65,903	268,187	256,770
Total	$117,805	$112,784	$459,481	$447,686

NOI Margin (6):
Metro Philadelphia, PA	49.7%	49.9%	49.9%	51.0%
Oahu, HI	76.7%	74.0%	75.1%	75.6%
Metro Denver, CO	67.6%	56.8%	66.7%	60.0%
Metro Washington, DC	63.5%	62.9%	62.0%	62.3%
Metro Boston, MA	53.9%	53.1%	51.9%	51.9%
Other markets	56.2%	58.0%	56.6%	57.0%
Total	58.0%	58.2%	57.9%	58.1%

(1)           Excludes properties classified in discontinued operations.  Prior periods have been restated to reflect one property reclassified from continuing operations during the third quarter of 2010 and 55 properties reclassified from continuing operations during the fourth quarter of 2010.

(2)           Prior periods exclude space remeasurements made during the current period.

(3)           Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4)           Includes some triple net lease rental income.

(5)           Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)           NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, annualized rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Number of Properties:

Suburban Office	244	244	240	240
CBD Office	34	34	30	30
Industrial & Other	160	160	159	159
Total	438	438	429	429

Square Feet:

Suburban Office	17,842	17,842	17,450	17,450
CBD Office	11,340	11,340	9,906	9,906
Industrial & Other	28,661	28,661	28,016	28,016
Total	57,843	57,843	55,372	55,372

Percent Leased (3):

Suburban Office	80.4%	82.3%	80.0%	81.9%
CBD Office	87.3%	87.7%	86.0%	86.7%
Industrial & Other	91.1%	93.4%	90.9%	93.2%
Total	87.1%	88.9%	86.6%	88.5%

Rental Income (4):

Suburban Office	$69,434	$74,166	$279,002	$292,348
CBD Office	71,425	70,718	233,525	235,670
Industrial & Other	37,912	35,743	143,910	138,952
Total	$178,771	$180,627	$656,437	$666,970

Property Net Operating Income (NOI) (5):

Suburban Office	$36,597	$41,865	$148,392	$163,726
CBD Office	37,332	37,386	113,769	118,942
Industrial & Other	28,359	25,870	105,029	100,963
Total	$102,288	$105,121	$367,190	$383,631

NOI Margin (6):

Suburban Office	52.7%	56.4%	53.2%	56.0%
CBD Office	52.3%	52.9%	48.7%	50.5%
Industrial & Other	74.8%	72.4%	73.0%	72.7%
Total	57.2%	58.2%	55.9%	57.5%

(1)           Based on properties owned continuously since 10/1/2009 and excludes properties classified in discontinued operations.

(2)           Based on properties owned continuously since 1/1/2009 and excludes properties classified in discontinued operations.

(3)           Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4)           Includes some triple net lease rental income.

(5)           Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)           NOI margin is defined as NOI as a percentage of rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

SAME PROPERTY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Number of Properties:
Metro Philadelphia, PA	17	17	17	17
Oahu, HI	57	57	57	57
Metro Denver, CO	7	7	6	6
Metro Washington, DC	13	13	11	11
Metro Boston, MA	12	12	12	12
Other markets	332	332	326	326
Total	438	438	429	429

Square Feet:
Metro Philadelphia, PA	5,211	5,211	5,211	5,211
Oahu, HI	17,914	17,914	17,914	17,914
Metro Denver, CO	1,765	1,765	1,092	1,092
Metro Washington, DC	1,377	1,377	1,137	1,137
Metro Boston, MA	1,559	1,559	1,559	1,559
Other markets	30,017	30,017	28,459	28,459
Total	57,843	57,843	55,372	55,372

Percent Leased (3):
Metro Philadelphia, PA	82.6%	83.6%	82.6%	83.6%
Oahu, HI	95.4%	95.3%	95.4%	95.3%
Metro Denver, CO	89.5%	89.2%	87.4%	88.5%
Metro Washington, DC	83.7%	83.1%	80.3%	79.5%
Metro Boston, MA	83.7%	85.6%	83.7%	85.6%
Other markets	83.0%	86.3%	82.1%	85.6%
Total	87.1%	88.9%	86.6%	88.5%

Rental Income (4):
Metro Philadelphia, PA	$30,557	$30,372	$122,116	$122,144
Oahu, HI	19,539	17,926	73,996	72,548
Metro Denver, CO	9,353	9,423	15,505	15,050
Metro Washington, DC	8,276	8,971	28,047	29,983
Metro Boston, MA	7,965	7,895	31,856	33,329
Other markets	103,081	106,040	384,917	393,916
Total	$178,771	$180,627	$656,437	$666,970

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,192	$15,160	$60,961	$62,338
Oahu, HI	14,978	13,265	55,547	54,863
Metro Denver, CO	5,742	5,378	8,668	8,549
Metro Washington, DC	5,259	5,840	15,805	18,394
Metro Boston, MA	4,305	4,267	16,544	17,905
Other markets	56,812	61,211	209,665	221,582
Total	$102,288	$105,121	$367,190	$383,631

NOI Margin (6):
Metro Philadelphia, PA	49.7%	49.9%	49.9%	51.0%
Oahu, HI	76.7%	74.0%	75.1%	75.6%
Metro Denver, CO	61.4%	57.1%	55.9%	56.8%
Metro Washington, DC	63.5%	65.1%	56.4%	61.3%
Metro Boston, MA	54.0%	54.0%	51.9%	53.7%
Other markets	55.1%	57.7%	54.5%	56.3%
Total	57.2%	58.2%	55.9%	57.5%

(1)           Based on properties owned continuously since 10/1/2009 and excludes properties classified in discontinued operations.

(2)           Based on properties owned continuously since 1/1/2009 and excludes properties classified in discontinued operations.

(3)           Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4)           Includes some triple net lease rental income.

(5)           Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)           NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, annualized rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

PORTFOLIO SUMMARY BY PROPERTY TYPE AND MAJOR MARKET (1)

(sq. ft. and dollars in thousands)

	Number of Properties As of December 31, 2010
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	12	5	—	17	3.5%
Oahu, HI	—	—	57	57	11.9%
Metro Denver, CO	6	1	1	8	1.7%
Metro Washington, DC	12	3	—	15	3.1%
Metro Boston, MA	11	1	—	12	2.5%
Other markets	225	27	120	372	77.3%
Total	266	37	178	481	100.0%
% of Total	55.3%	7.7%	37.0%	100.0%

	Total Square Feet As of December 31, 2010
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	619	4,592	—	5,211	8.1%
Oahu, HI	—	—	17,914	17,914	28.1%
Metro Denver, CO	788	672	553	2,013	3.1%
Metro Washington, DC	1,067	428	—	1,495	2.3%
Metro Boston, MA	1,268	291	—	1,559	2.4%
Other markets	17,422	6,430	11,974	35,826	56.0%
Total	21,164	12,413	30,441	64,018	100.0%
% of Total	33.0%	19.4%	47.6%	100.0%

	Annualized Rental Income for the Three Months Ended December 31, 2010 (2)
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	$7,516	$114,053	$—	$121,569	14.2%
Oahu, HI	—	—	76,673	76,673	9.0%
Metro Denver, CO	15,009	20,473	8,607	44,089	5.1%
Metro Washington, DC	24,947	13,987	—	38,934	4.5%
Metro Boston, MA	20,859	12,259	—	33,118	3.9%
Other markets	302,397	163,096	75,838	541,331	63.3%
Total	$370,728	$323,868	$161,118	$855,714	100.0%
% of Total	43.3%	37.9%	18.8%	100.0%

	NOI for the Three Months Ended December 31, 2010 (3)
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	(15)	$15,207	$—	$15,192	12.9%
Oahu, HI	—	—	14,978	14,978	12.7%
Metro Denver, CO	2,922	3,560	1,166	7,648	6.5%
Metro Washington, DC	3,213	2,363	—	5,576	4.7%
Metro Boston, MA	3,130	1,163	—	4,293	3.6%
Other markets	37,800	17,667	14,651	70,118	59.6%
Total	$47,050	$39,960	$30,795	$117,805	100.0%
% of Total	39.9%	33.9%	26.2%	100.0%

(1)           Excludes properties classified in discontinued operations.

(2)           Annualized rental income is rents pursuant to signed leases as of 12/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)           Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, annualized rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Properties	481	519	521	518	518
Total sq. ft. (2)	64,018	66,506	67,497	66,846	66,838
Percentage leased	87.7%	86.4%	86.0%	86.6%	87.4%

Leasing Activity (sq. ft.):
New leases	671	733	286	425	156
Renewals	1,550	1,287	968	1,098	789
Total	2,221	2,020	1,254	1,523	945

% Change in GAAP Rent (3):
New leases	-7%	14%	-4%	11%	10%
Renewals	-4%	-2%	-6%	-3%	8%
Weighted average	-5%	3%	-6%	2%	9%

Capital Commitments (4):
New leases	$12,901	$19,427	$5,746	$9,463	$4,374
Renewals	8,714	6,911	6,778	7,703	4,976
Total	$21,615	$26,338	$12,524	$17,166	$9,350

Capital Commitments per Sq. Ft. (4):
New leases	$19.23	$26.50	$20.09	$22.27	$28.04
Renewals	$5.62	$5.37	$7.00	$7.02	$6.31
Total	$9.73	$13.04	$9.99	$11.27	$9.89

Weighted Average Lease Term by Sq. Ft. (years):
New leases	7.1	6.8	6.1	7.0	6.6
Renewals	6.9	5.2	5.1	6.1	4.7
Total	6.9	5.8	5.4	6.4	5.1

Capital Commitments per Sq. Ft. per Year:
New leases	$2.71	$3.90	$3.29	$3.18	$4.25
Renewals	$0.81	$1.03	$1.37	$1.15	$1.34
Total	$1.41	$2.25	$1.85	$1.76	$1.94

(1)           Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the fourth quarter of 2009, one property reclassified from continuing operations during the third quarter of 2010 and 55 properties reclassified from continuing operations during the fourth quarter of 2010.

(2)           Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)           Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)           Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 12/31/2010
Property Type/Market	12/31/2010	New	Renewals	Total
Suburban Office	21,164	312	520	832
CBD Office	12,413	74	106	180
Industrial & Other	30,441	285	924	1,209
Total	64,018	671	1,550	2,221

Metro Philadelphia, PA	5,211	16	12	28
Oahu, HI	17,914	17	419	436
Metro Denver, CO	2,013	4	60	64
Metro Washington, DC	1,495	22	2	24
Metro Boston, MA	1,559	4	23	27
Other markets	35,826	608	1,034	1,642
Total	64,018	671	1,550	2,221

	Sq. Ft. Leased
	As of	9/30/2010		New and	Acquisitions /	As of	12/31/10
	9/30/2010	% Leased (2)	Expired	Renewals	(Sales) (3)	12/31/10	% Leased
Suburban Office	17,850	80.5%	(935)	832	(233)	17,514	82.8%
CBD Office	11,228	87.5%	(242)	180	(259)	10,907	87.9%
Industrial & Other	28,402	90.1%	(1,785)	1,209	(82)	27,744	91.1%
Total	57,480	86.4%	(2,962)	2,221	(574)	56,165	87.7%

Metro Philadelphia, PA	4,493	84.9%	(140)	28	(76)	4,305	82.6%
Oahu, HI	17,084	95.4%	(428)	436	—	17,092	95.4%
Metro Denver, CO	1,839	91.3%	(76)	64	—	1,827	90.8%
Metro Washington, DC	1,241	83.0%	(5)	24	—	1,260	84.3%
Metro Boston, MA	1,975	82.5%	(71)	27	(625)	1,306	83.7%
Other markets	30,848	82.5%	(2,242)	1,642	127	30,375	84.8%
Total	57,480	86.4%	(2,962)	2,221	(574)	56,165	87.7%

(1)           Excludes properties classified in discontinued operations, unless otherwise noted.

(2)           Based on total sq. ft. as of September 30, 2010 as previously reported; excludes effects of space remeasurements during the period.

(3)           Includes properties reclassified to discontinued operations during the current quarter.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, annualized rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

				% of
			% of Total	Annualized Rental
Tenant		Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	Telstra Corporation Limited	311	0.6%	2.3%	2020
2	Expedia, Inc.	354	0.6%	2.1%	2018
3	PNC Financial Services Group	613	1.1%	1.8%	2012 to 2021
4	John Wiley & Sons, Inc.	342	0.6%	1.8%	2017
5	GlaxoSmithKline plc	608	1.1%	1.7%	2013
6	U.S. Government (4)	476	0.8%	1.6%	2011 to 2031
7	Wells Fargo Bank	461	0.8%	1.4%	2011 to 2017
8	Jones Day (law firm)	407	0.7%	1.3%	2012 and 2019
9	The Bank of New York Mellon Corp.	390	0.7%	1.2%	2011, 2012, 2015, 2020
10	Ballard Spahr Andrews & Ingersoll (law firm)	269	0.5%	1.2%	2011, 2012, 2015
11	Flextronics International Ltd.	894	1.6%	1.1%	2014
12	JDA Software Group, Inc.	283	0.5%	1.1%	2012
13	ING	410	0.7%	1.1%	2011 and 2018
14	Towers Watson	334	0.6%	1.0%	2011 to 2020
15	SunGard Capital Corporation	201	0.4%	1.0%	2011, 2016, 2017
	Total	6,353	11.3%	21.7%

(1)           Excludes properties classified in discontinued operations.

(2)           Sq. ft. is pursuant to signed leases as of 12/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)           Annualized rental income is rents pursuant to signed leases as of 12/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(4)           Including CWH’s 24.6% pro rata ownership of GOV, the U.S. Government represents 1,754 sq. ft., or 3.1% of total sq. ft. and 4.9% of total rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 12/31/2010	2011	2012	2013	2014 and Thereafter

Suburban Office:
Total sq. ft.	21,164
Leased sq. ft. (2)	17,514	3,009	2,655	2,393	9,457
Percent	100.0%	17.2%	15.2%	13.7%	53.9%
Annualized rental income (3)	$370,728	$62,674	$57,108	$47,060	$203,886
Percent	100.0%	16.9%	15.4%	12.7%	55.0%

CBD Office:
Total sq. ft.	12,413
Leased sq. ft. (2)	10,907	643	1,132	1,430	7,702
Percent	100.0%	5.9%	10.4%	13.1%	70.6%
Annualized rental income (3)	$323,868	$17,920	$31,032	$38,380	$236,536
Percent	100.0%	5.5%	9.6%	11.9%	73.0%

Industrial & Other:
Total sq. ft.	30,441
Leased sq. ft. (2)	27,744	2,175	1,258	1,619	22,692
Percent	100.0%	7.8%	4.5%	5.8%	81.9%
Annualized rental income (3)	$161,118	$13,186	$6,090	$11,075	$130,767
Percent	100.0%	8.2%	3.8%	6.9%	81.1%

Total:
Total sq. ft.	64,018
Leased sq. ft. (2)	56,165	5,827	5,045	5,442	39,851
Percent	100.0%	10.4%	9.0%	9.7%	70.9%
Annualized rental income (3)	$855,714	$93,780	$94,230	$96,515	$571,189
Percent	100.0%	11.0%	11.0%	11.3%	66.7%

(1)                                  Excludes properties classified in discontinued operations.

(2)                                  Sq. ft. is pursuant to signed leases as of 12/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)                                  Annualized rental income is rents pursuant to signed leases as of 12/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 12/31/2010	2011	2012	2013	2014 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,211
Leased sq. ft. (2)	4,305	240	344	703	3,018
Percent	100.0%	5.6%	8.0%	16.3%	70.1%
Annualized rental income (3)	$121,569	$5,266	$10,269	$17,535	$88,499
Percent	100.0%	4.3%	8.4%	14.4%	72.9%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,092	598	924	464	15,106
Percent	100.0%	3.5%	5.4%	2.7%	88.4%
Annualized rental income (3)	$76,673	$3,595	$3,627	$3,810	$65,641
Percent	100.0%	4.7%	4.7%	5.0%	85.6%
Metro Denver, CO:
Total sq. ft.	2,013
Leased sq. ft. (2)	1,827	204	347	131	1,145
Percent	100.0%	11.2%	19.0%	7.2%	62.6%
Annualized rental income (3)	$44,089	$6,151	$6,537	$4,337	$27,064
Percent	100.0%	14.0%	14.8%	9.8%	61.4%
Metro Washington, DC:
Total sq. ft.	1,495
Leased sq. ft. (2)	1,260	32	386	196	646
Percent	100.0%	2.5%	30.6%	15.6%	51.3%
Annualized rental income (3)	$38,934	$931	$13,256	$5,548	$19,199
Percent	100.0%	2.4%	34.0%	14.2%	49.4%
Metro Boston, MA:
Total sq. ft.	1,559
Leased sq. ft. (2)	1,306	382	63	43	818
Percent	100.0%	29.2%	4.8%	3.3%	62.7%
Annualized rental income (3)	$33,118	$9,950	$2,586	$1,196	$19,386
Percent	100.0%	30.0%	7.8%	3.6%	58.6%
Other markets:
Total sq. ft.	35,826
Leased sq. ft. (2)	30,375	4,371	2,981	3,905	19,118
Percent	100.0%	14.4%	9.8%	12.9%	62.9%
Annualized rental income (3)	$541,331	$67,887	$57,955	$64,089	$351,400
Percent	100.0%	12.5%	10.7%	11.8%	65.0%
Total:
Total sq. ft.	64,018
Leased sq. ft. (2)	56,165	5,827	5,045	5,442	39,851
Percent	100.0%	10.4%	9.0%	9.7%	70.9%
Annualized rental income (3)	$855,714	$93,780	$94,230	$96,515	$571,189
Percent	100.0%	11.0%	11.0%	11.3%	66.7%

(1)                                  Excludes properties classified in discontinued operations.

(2)                                  Sq. ft. is pursuant to signed leases as of 12/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)                                  Annualized rental income is rents pursuant to signed leases as of 12/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, annualized rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

						Cumulative %
	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2011	5,827	10.4%	10.4%	$93,780	11.0%	11.0%
2012	5,045	9.0%	19.4%	94,230	11.0%	22.0%
2013	5,442	9.7%	29.1%	96,515	11.3%	33.3%
2014	4,242	7.5%	36.6%	68,298	8.0%	41.3%
2015	3,676	6.5%	43.1%	74,934	8.8%	50.1%
2016	4,358	7.8%	50.9%	64,911	7.5%	57.6%
2017	2,875	5.1%	56.0%	76,590	8.9%	66.5%
2018	2,812	5.0%	61.0%	58,959	6.9%	73.4%
2019	3,401	6.1%	67.1%	42,778	5.0%	78.4%
2020	2,483	4.4%	71.5%	59,810	7.0%	85.4%
Thereafter	16,004	28.5%	100.0%	124,909	14.6%	100.0%
Total	56,165	100.0%		$855,714	100.0%

Weighted average remaining lease term (in years)	8.0			6.1

(1)                                  Excludes properties classified in discontinued operations.

(2)                                  Sq. ft. is pursuant to signed leases as of 12/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)                                  Annualized rental income is rents pursuant to signed leases as of 12/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

EXHIBITS

EXHIBIT A

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Calculation of NOI (1):
Rental income	$202,998	$193,660	$793,370	$770,941
Operating expenses	(85,193)	(80,876)	(333,889)	(323,255)
Property net operating income (NOI)	$117,805	$112,784	$459,481	$447,686

Reconciliation of NOI to Net Income (Loss):

Property net operating income	$117,805	$112,784	$459,481	$447,686
Depreciation and amortization	(72,993)	(44,706)	(207,884)	(177,019)
General and administrative	(10,921)	(9,870)	(39,646)	(36,575)
Acquisition related costs	(18,588)	(2,011)	(21,560)	(4,298)
Operating income	15,303	56,197	190,391	229,794

Interest and other income	1,022	355	3,159	1,194
Interest expense	(45,926)	(41,908)	(179,642)	(166,855)
Loss on asset impairment	(9,320)	(11,699)	(30,811)	(11,699)
(Loss) gain on early extinguishment of debt	—	—	(796)	20,686
Equity in earnings of investees	1,821	2,728	8,464	6,546
Gain on issuance of shares by an equity investee	—	—	34,808	—
Gain on sale of properties	—	—	34,336	—
Gain on asset acquisition	20,392	—	20,392	—
(Loss) income from continuing operations before income tax expense	(16,708)	5,673	80,301	79,666
Income tax expense	(221)	(217)	(550)	(735)
(Loss) income from continuing operations	(16,929)	5,456	79,751	78,931

Income from discontinued operations	4,486	4,498	16,591	26,793
Loss on asset impairment from discontinued operations	(98,453)	(20,183)	(98,453)	(20,183)
Loss on early extinghishment of debt from discontinued operations	—	—	(248)	—
Net gain (loss) on sale of properties from discontinued operations	133,200	(24)	137,768	79,133
Net income (loss)	$22,304	$(10,253)	$135,409	$164,674

(1)           Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and among REITs.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.  Also, some REITs may calculate NOI differently than us.

EXHIBIT B

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Net income (loss)	$22,304	$(10,253)	$135,409	$164,674
Plus: interest expense from continuing operations	45,926	41,908	179,642	166,855
Plus: interest expense from discontinued operations	1	1,638	3,791	6,603
Plus: income tax expense	221	217	550	735
Plus: depreciation and amortization from continuing operations	72,993	44,706	207,884	177,019
Plus: depreciation and amortization from discontinued operations	2,535	4,816	15,644	18,662
Plus: EBITDA from investees	5,319	5,544	19,519	12,294
Plus: loss on asset impairment from continuing operations	9,320	11,699	30,811	11,699
Plus: loss on asset impairment from discontinued operations	98,453	20,183	98,453	20,183
Plus: acquisition related costs	18,588	2,011	21,560	4,298
Less: loss (gain) on early extinguishment of debt from continuing operations	—	—	796	(20,686)
Less: loss (gain) on early extinguishment of debt from discontinued operations	—	—	248	—
Less: (gain) loss on sale of properties from continuing operations	—	—	(34,336)	—
Less: (gain) loss on sale of properties from discontinued operations	(133,200)	24	(137,768)	(79,133)
Less: gain on asset acquisition	(20,392)	—	(20,392)	—
Less: equity in earnings of investees	(1,821)	(2,728)	(8,464)	(6,546)
Less: gain on issuance of shares by an equity investee	—	—	(34,808)	—
EBITDA	$120,247	$119,765	$478,539	$476,657

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on acquisitions and sales of properties, gain on early extinguishment of debt and gain on issuance of shares by equity investees, plus interest expense, income tax expense, depreciation and amortization, acquisition related costs, loss on asset impairment and EBITDA from investees, less equity in earnings of investees.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs noted above, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.  Prior periods have been restated to conform to the current period presentation.

Exhibit C

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Year Ended
		12/31/2010	12/31/2009	12/31/2010	12/31/2009

Net income (loss)		$22,304	$(10,253)	$135,409	$164,674
Plus:	depreciation and amortization from continuing operations	72,993	44,706	207,884	177,019
Plus:	depreciation and amortization from discontinued operations	2,535	4,816	15,644	18,662
Plus:	acquisition related costs (1)	18,588	2,011	21,560	4,298
Plus:	FFO from investees	4,763	4,840	17,410	10,625
Plus:	loss on asset impairment from continuing operations	9,320	11,699	30,811	11,699
Plus:	loss on asset impairment from discontinued operations	98,453	20,183	98,453	20,183
Less:	loss (gain) on early extinguishment of debt from continuing operations	—	—	796	(20,686)
Less:	loss (gain) on early extinguishment of debt from discontinued operations	—	—	248	—
Less:	(gain) loss on sale of properties from continuing operations	—	—	(34,336)	—
Less:	(gain) loss on sale of properties from discontinued operations	(133,200)	24	(137,768)	(79,133)
Less:	gain on asset acquisition	(20,392)	—	(20,392)	—
Less:	equity in earnings of investees	(1,821)	(2,728)	(8,464)	(6,546)
Less:	gain on issuance of shares by an equity investee	—	—	(34,808)	—
FFO		73,543	75,298	292,447	300,795
Less:	preferred distributions	(9,732)	(12,667)	(47,733)	(50,668)
FFO available for common shareholders		$63,811	$62,631	$244,714	$250,127

Weighted average common shares outstanding — basic		72,139	55,965	64,703	56,055

Weighted average common shares outstanding — diluted (2)		79,437	63,263	72,001	63,353

FFO available for common shareholders per share — basic		$0.88	$1.12	$3.78	$4.46

FFO available for common shareholders per share — diluted (2)		$0.88	$1.09	$3.74	$4.34

(1)                                  Represents costs associated with acquisitions, including costs that are expensed pursuant to the Business Combinations Topic of The FASB Accounting Standards CodificationTM.

(2)                                  At 12/31/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.  See Exhibit E for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition related costs as described in Note 1 above, gains from equity investments and early extinguishment of debt, loss on early extinguishment of debt unless settled in cash, and loss on asset impairment.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because, by excluding the effects of certain historical amounts, such as depreciation expense and items referred to above, FFO can facilitate a comparison of operating performance between periods and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is among the important factors considered by our Board of Trustees in determining the amount of distributions to shareholders.  Also, some REITs may calculate FFO differently than us.

Exhibit D

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION (CAD)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Year Ended
		12/31/2010	12/31/2009	12/31/2010	12/31/2009

FFO available for common shareholders		$63,811	$62,631	$244,714	$250,127
Plus:	lease value amortization from continuing operations	2,127	1,797	6,887	8,965
Plus:	lease value amortization from discontinued operations	110	165	561	1,075
Plus:	amortization of prepaid interest and debt discounts from continuing operations	1,890	1,516	7,150	6,124
Plus:	amortization of prepaid interest and debt discounts from discontinued operations	—	164	384	658
Plus:	distributions from investees	4,080	4,975	16,119	4,975
Plus:	non-cash general and administrative expenses paid in common shares (1)	256	194	1,034	1,092
Less:	straight-line rent from continuing operations	(3,921)	(6,371)	(11,414)	(12,849)
Less:	straight-line rent from discontinued operations	(216)	(73)	(786)	(519)
Less:	building improvements	(10,447)	(6,289)	(15,068)	(15,220)
Less:	total TI and LC	(25,876)	(16,432)	(65,742)	(44,987)
Less:	FFO from investees	(4,763)	(4,840)	(17,410)	(10,625)
CAD		$27,051	$37,437	$166,429	$188,816

Weighted average common shares outstanding — basic		72,139	55,965	64,703	56,055

CAD per share		$0.37	$0.67	$2.57	$3.37

(1)                                  Represents the amortized value of shares issued during the year to trustees and officers of CWH, and RMR and its employees, under CWH’s equity compensation plan.

We compute CAD, or cash available for distribution, as FFO available for common shareholders, plus lease value amortization, amortization of prepaid interest and debt discounts, and general and administrative expenses paid in common shares, less straight-line rents and capex, plus distributions from investees, less FFO from investees.  We consider CAD to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe CAD provides useful information to investors because CAD can facilitate a comparison of cash based operating performance between periods and among REITs.  CAD does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate CAD differently than us.

Exhibit E

CommonWealth REIT

Supplemental Operating and Financial Data

December 31, 2010

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED

AVERAGE COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Net income (loss) available for common shareholders	$6,651	$(22,920)	$81,755	$114,006
Add — Series D convertible preferred distributions (1)	6,167	6,167	24,668	24,668
Net income (loss) available for common shareholders — diluted	$12,818	$(16,753)	$106,423	$138,674

FFO available for common shareholders (2)	$63,811	$62,631	$244,714	$250,127
Add — Series D convertible preferred distributions (1)	6,167	6,167	24,668	24,668
FFO available for common shareholders — diluted	$69,978	$68,798	$269,382	$274,795

Weighted average common shares outstanding — basic	72,139	55,965	64,703	56,055
Effect of dilutive Series D preferred shares (1)	7,298	7,298	7,298	7,298
Weighted average common shares outstanding — diluted	79,437	63,263	72,001	63,353

(1)                                  As of 12/31/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.

(2)                                  See Exhibit C for calculation of FFO available for common shareholders.